Exhibit 10.16

JOINT AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (FREDDIE MAC MSRS) AND AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT AMENDED AND RESTATED PRICING SIDE LETTER

This Joint Amendment No. 2 to Loan and Security Agreement and Amendment No. 1 to Pricing Side Letter (this “Amendment”) is made as of this 1st day of April, 2020, by and among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (the “Lender”), PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (the “Guarantor”) and PENNYMAC LOAN SERVICES, LLC (the “ Borrower” and the “Servicer”), and amends that certain Loan and Security Agreement, dated as of February 1, 2018, as amended by Amendment No. 1, dated as of January 29, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Lender, the Guarantor and the Borrower, and that certain Loan and Security Agreement Amended and Restated Pricing Side Letter, dated as of September 11, 2019 (the “Pricing Side Letter” and Pricing Side Letter, together with the Loan Agreement, the “Agreements”), by and among the Borrower, the Guarantor and the Lender.

WHEREAS, the Administrative Agent, the Lender, the Guarantor and the Borrower have agreed to amend the Loan Agreement and the Pricing Side Letter as more particularly set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.      Amendments to the Loan Agreement. Effective as of the date hereof:

(a)         Section 1.1 of Schedule I of the Loan Agreement is hereby amended by deleting the defined term “Termination Date” in its entirety and replacing such term with the following:

“Termination Date” means the earliest of (i) the Maturity Date, (ii) the day on which the Facility is terminated pursuant to Section 8.02(a) or Section 8.02(b),  (iii) the Loan Repayment Date on which the final amounts owing under the Facility are required to be paid as provided for in the first sentence of Section 2.08(a) hereof, or (iv) the termination of the Repo Agreement, the SPIA VF1 Repo or the GMSR VF1 Repo.

(b)         Section 1.1 of Schedule I of the Loan Agreement is hereby amended by adding the defined term “SPIA VF1 Repo” in proper alphabetical order as follows:

“SPIA VF1 Repo” means that certain Master Repurchase Agreement, dated as of April 1, 2020, among CSFB, as administrative agent, CSCIB, as repo buyer, and Borrower, as repo seller.

SECTION 2.      Amendment to the Pricing Side Letter. Effective as of the date hereof:

(a)         Section 1 of the Pricing Side Letter is hereby amended by deleting the defined term “Available Facility Amount” in its entirety and replacing such term with the following:

“Available Facility Amount” means: (i) an amount agreed to by the Lender that, when added to the aggregate outstanding repurchase price under the Repo Agreement, the PC MRA Utilized Purchase Price, the SPIA VFN Utilized Purchase Price and the MSR VFN Utilized Purchase Price, would not exceed the Maximum Combined Purchase Price; or  (ii) the lesser of: (A) the Borrowing Base; or (B) the amount that, when added to the aggregate outstanding repurchase price under the Repo Agreement, the PC MRA Utilized Purchase Price, the SPIA VFN Utilized Purchase Price and the

MSR VFN Utilized Purchase Price, would not exceed the Maximum Combined Committed Purchase Price; provided,  however, that the Available Facility Amount shall not exceed the difference between $400,000,000 and the sum of (x) the VFN Utilized Purchase Price, (y) the PC MRA Utilized Purchase Price and (z) the SPIA VFN Utilized Purchase Price.

For purposes of this definition, the terms “Maximum Combined Purchase Price,” “Maximum Combined Committed Purchase Price,” “MSR VFN Utilized Purchase Price,” “PC MRA Utilized Purchase Price,” and “SPIA VFN Utilized Purchase Price” shall have the meaning assigned to such terms in the MLRA Pricing Side Letter.

(b)         Section 1 of the Pricing Side Letter is hereby amended by deleting the defined term “MSR PC Repo Agreement” in its entirety.

SECTION 3.      Fees and Expenses.  The Borrower agrees to pay to the Lender all fees and out of pocket expenses incurred by the Lender in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel to the Lender incurred in connection with this Amendment, in accordance with Section 3.03 of the Loan Agreement.

SECTION 4.     Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement or the Pricing Side Letter, as applicable.

SECTION 5.      Limited Effect. Except as amended hereby, each Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreements or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreements, any reference in any of such items to the Agreements being sufficient to refer to the Agreements as amended hereby.

SECTION 6.      Representations. In order to induce the Lender and the Administrative Agent to execute and deliver this Amendment, each of the Borrower and the Guarantor hereby represents to the Administrative Agent and the Lender that as of the date hereof, (i) each of the Borrower and the Guarantor is in full compliance with all of the terms and conditions of the Facility Documents and remains bound by the terms thereof, and (ii) no default or event of default has occurred and is continuing under the Facility Documents.

SECTION 7.      Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of laws (other than Sections 5‑1401 and 5‑1402 of the New York General Obligations Law which shall be applicable).

SECTION 8.     Counterparts. For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

SECTION 9.      Miscellaneous.

(a)         This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

(b)         The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreements or any provision hereof or thereof.

[REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Lender, the Administrative Agent, the Guarantor and the Borrower have each caused their names to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch
Name: Dominic Obaditch
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Dominic Obaditch
Name: Dominic Obaditch
Title: Authorized Signatory

By:	/s/ Margaret D. Dellafera
Name: Margaret D. Dellafera
Title: Authorized Signer

[Signature Page to Joint Amendment No. 2 to Loan and Security Agreement and Amendment No. 1 to Pricing Side Letter (CS - PLS)]

PENNYMAC LOAN SERVICES, LLC, as Borrower

By:	/s/ Pamela Marsh using an electronic signature
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

[Signature Page to Joint Amendment No. 2 to Loan and Security Agreement and Amendment No. 1 to Pricing Side Letter (CS - PLS)]

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By	/s/ Pamela Marsh using an electronic signature
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

[Signature Page to Joint Amendment No. 2 to Loan and Security Agreement and Amendment No. 1 to Pricing Side Letter (CS - PLS)]